UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2012

PSS WORLD MEDICAL, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number:  0-23832

Florida	59-2280364
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification Number)

4345 Southpoint Blvd.
Jacksonville, Florida	32216
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(904) 332-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Disclosure of Results of Operations and Financial Condition.

Item 7.01      Regulation FD Disclosure.

On January 26, 2012, PSS World Medical, Inc. (the “Company”) issued a press release in which the Company announced its financial results for the three and nine months ended December 30, 2011.  In this press release, the Company also lowered its fiscal year 2012 financial guidance, citing lower than expected utilization of the nation’s healthcare system as well as lighter than expected sales of influenza vaccine .  The Company now expects to earn $1.43 to $1.44 per diluted share in fiscal year 2012.  This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.  In connection with the press release, the Company has also made available certain supplemental financial information (the “Financial Supplement”) for the three and nine months ended December 30, 2011, which may be found on the Company’s website at www.pssd.com.  This Financial Supplement is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

The Financial Supplement contains financial measures that are not in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company has provided reconciliations within the Financial Supplement of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The Company provides non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP.  These non-GAAP financial measures are intended to supplement the user's overall understanding of the Company's current financial performance and its prospects for the future.  Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by identifying certain expenses, gains and losses that, when excluded from the GAAP results, may provide additional understanding of the Company's core operating results or business performance.  However, these non-GAAP financial measures are not intended to supersede or replace the Company's GAAP results.

Item 9.01      Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 26, 2012 with respect to the Registrant’s financial results for the three and nine months ended December 30, 2011.
99.2	Financial Supplement for the three and nine months ended December 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PSS WORLD MEDICAL, INC.

Date: January 26, 2012	By:	/s/	David M. Bronson
		Name	David M. Bronson
		Title	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated January 26, 2012.
99.2	Financial Supplement for the three and nine months ended December 30, 2011.